UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2020

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
____________________	____________________	____________________
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 9, 2020, Griffin Capital Essential Asset REIT, Inc. (the "Registrant") filed with the State Department of Assessments and Taxation of Maryland (the "Department") Articles Supplementary to its First Articles of Amendment and Restatement, as amended, reclassifying and designating: (i) 50,000,000 authorized but unissued shares of Class T common stock, $0.001 par value per share, (ii) 50,000,000 authorized but unissued shares of Class S common stock, $0.001 par value per share, (iii) 50,000,000 authorized but unissued shares of Class D common stock, $0.001 par value per share, and (iv) 50,000,000 authorized but unissued shares of Class I common stock, $0.001 par value per share, of the Registrant (collectively, the "Shares") as authorized but unissued shares of Class E common stock, $0.001 par value per share, of the Registrant. The Articles Supplementary were effective upon filing with the Department.
Following the reclassification and designation of the Shares pursuant to the Articles Supplementary, the total numbers of shares of Class T common stock, Class S common stock, Class D common stock, Class I common stock, Class A common stock, Class AA common stock, Class AAA common stock, Class E common stock and Series A cumulative perpetual convertible preferred stock which the Registrant has authority to issue are 60,000,000 60,000,000, 60,000,000, 60,000,000, 40,000,000, 75,000,000, 5,000,000, 440,000,000 and 10,000,000, respectively.There has been no increase in the authorized shares of stock of the Registrant effected by the Articles Supplementary.
The foregoing summary of the material terms of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure

On November 10, 2020, the Registrant issued a press release discussing the Registrant’s financial results for the quarter ended September 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
In addition, the Registrant released a quarterly update presentation and uploaded the presentation to its website at www.gcear.com. A copy of the quarterly update presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.
3.1     Articles Supplementary to First Articles of Amendment and Restatement, as Amended
99.1    Griffin Capital Essential Asset REIT, Inc. Press Release, dated November 10, 2020
99.2    Quarterly Update Presentation of Griffin Capital Essential Asset REIT, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: November 10, 2020	By:	/s/ Javier F. Bitar
Javier F. Bitar
Chief Financial Officer and Treasurer